Barclays Emerging Payments Forum 2017 Tim N. Spence, EVP Chief Strategy Officer March 14, 2017 Exhibit 99.1

© Fifth Third Bancorp | All Rights Reserved
Cautionary statement
This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule
175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by
the use of forward-looking language such as “will
likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,”
“plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs.
You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent
Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5)
prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive
pressures among depository institutions increase significantly; (11) changes in customer preferences or information technology systems; (12) effects of critical accounting policies and judgments; (13) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (14) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act; (15) ability to maintain favorable ratings from rating agencies; (16) failure of models or risk management systems or controls; (17) fluctuation of Fifth Third’s stock price; (18) ability to attract and retain key personnel; (19) ability to receive dividends from its subsidiaries; (20) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (21) declines in the value of Fifth Third’s goodwill or other intangible assets; (22)
effects of accounting or financial results of one or more
acquired entities; (23) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv
Holding, LLC; (24) loss of income from any sale or
potential sale of businesses (25) difficulties in separating the operations of any branches or other assets divested; (26) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (27) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (28) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (29) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide GAAP reconciliations for non-
GAAP measures in a later slide in this presentation as well as in our earnings release, both of which are available in the investor relations section of our website, www.53.com.
Management has provided forward-looking guidance on certain non-GAAP measures in connection with this presentation in order to facilitate comparability with the Bancorp’s historical performance and financial condition as reflected in these non-GAAP measures. Such forward-looking non-GAAP measures include return on tangible common equity;
net interest margin (FTE); net interest income (FTE); adjusted noninterest income excluding mortgage banking net revenue; and adjusted noninterest income, excluding certain transactions and adjustments related to the Bancorp’s investment in Vantiv, Visa total return swap, and branch sales, closures and consolidations. Bancorp’s management does not estimate on a forward-looking basis the impact of items similar to those that it has excluded to generate these non-GAAP measures on a historical basis because the occurrence and amounts of items such as these are difficult to predict. As a result, the Bancorp has not provided reconciliations of its forward-looking non-GAAP measures.

© Fifth Third Bancorp | All Rights Reserved
•
$142B
Total
Assets
(#13)
•
$93B
Total
Loans
-
61% Commercial
-
39% Consumer
•
$101B Core Deposits
•
$31B AUM
•
128% LCR
•
CET 1: 10.4%
4Q16 Bancorp Overview
Well-positioned franchise and focused footprint
In footprint markets
National commercial hub cities
#2
-
Most
Trusted
Companies
for
Retail
Banking
5
#4 -
Mobile Deposit Customer
Experience
Rankings
7
#3 -
Banking Industry Customer
Satisfaction
Rating
6
Top
5
deposit
share
in
11
of
our
15
largest
markets
8
#10
Equipment Finance
#9
Commercial & Industrial
Lending
#9
Retail Bank
Franchise Rankings
3
1
1
2
4
1
SNL Financial; regulatory filing as of 4Q16,
2
2016 10-K; EOP loans including loans HFS,
3
Oliver Wyman 2016 Survey of Consumers,
4
The 2015 Monitor Top Bank 50 & Technology Issue,
5
Ponemon Institute 12th
annual Privacy Trust Study for Retail Banking,
6
University of Michigan American Customer Satisfaction (ASCI) Index,
7
Mitek 2016 Mobile Deposits Benchmark Report,
and
8
FDIC 2016 Summary of Deposits; ranking by MSA

Fifth Third Bancorp
Jeanie
Transactis
GreenSky
Fifth Third Processing Solutions
avidxchange
Zelle
vantiv
QED Investors

© Fifth Third Bancorp | All Rights Reserved
Fintech is in our DNA
1973
FITB enters the fintech
space with its payments
processing business
Midwest Payment
Systems (MPS)
1980’s
Money transfer
volume exceeds
telegraph service
for the first time,
Fifth Third joins
SWIFT
2009
Fifth Third
establishes joint
venture retaining
49% of FTPS, later
rebranded as Vantiv
1977
Fifth Third
introduced an online
automated teller
system –
JEANIE®
–
the first shared
ATM network in
the United States
1990’s
Fifth Third launches a
debit card program, the
Master Money card  for
processing online debit
card sales
2004
Check 21 -
Fifth Third takes
an industry leadership
position by enabling the back
office for check image
capture and is one of the
initial owner banks of the
SVPCO Image Exchange
Network
2017
Partnership with
leading fintech venture
capital firm QED
Investors
2007
Fifth Third
evolved the
“smart safe”
technology with
the first
provisional
credit offering
2016
Partnerships and strategic
investments with GreenSky,
ApplePie,
AvidXchange,
Transactis, and Zelle
1970
FITB becomes a
member of the
association National
BankAmericard Inc.,
which later becomes
Visa
2003
MPS is rebranded
as Fifth Third
Processing
Solutions (FTPS)

PAYMENT TRANSACTION
PAYMENT TRANSACTION
ANYWHERE/ ANYTIME
PERSONALIZATION
PAYMENT TRANSACTION
ANY DEVICE
FAST DATA & INSIGHTS
SECURITY

© Fifth Third Bancorp | All Rights Reserved
•
Mobility
•
Real-time payments
•
Value-added data
and analytics
•
Crypto currency
(e.g., bitcoin)
•
Heightened
expectations for
simplicity, speed,
and control
•
Migration from
point-of-origination
to point-of-need
The Payments ecosystem continues to evolve
Customers
•
Fintech start-ups
•
Non-financial
intermediaries
•
Incumbent tech
investments
Competitors
Technology
•
Heightened risks
around cyber
threats and fraud
losses
•
Control &
automation needs
•
Geopolitical
dynamics
Regulation and risk

© Fifth Third Bancorp | All Rights Reserved
•
Significant volumes
-
$32 billion annual spend
-
680 million annual
transactions processed
•
Full range of products
-
Consumer payments
Credit, debit, prepaid,
bill pay, payment alerts,
P2P (Zelle)
-
Commercial payments
Payables, receivables,
liquidity management
solutions
Our Payments business is important…..
Operating at scale
Generating significant
shareholder value
Industry leader
15%
33%
41%
7%
4%
Debit card
Credit card
CPS³
Commercial
card
Treasury
management
$973MM
1
2016
EY
Cash
Management
Survey;
data
for
January
2016;
currency
processing
as
of
full
year
2015,
2
The
Nilson
Report
–
February
2016;
data
full
year
2015,
3
Currency
Processing
Solutions
2016 Total Bancorp revenue
Commercial
Consumer
#4
#5
#5
#7
#7
Currency
processing
1
Retail
lock
box
1
Check
processing
1
ACH
processing
1
Active
cards
1
#9
U.S. MasterCard
credit
card
issuer
2
Payments
15%

© Fifth Third Bancorp | All Rights Reserved
1
Optimizing the
balance sheet
2
Driving fee
income growth
3
Strategic
expense
management
Consumer
Payments
Commercial
Wealth & Asset
4
Positive
operating
leverage from
the core
Personal lending
GreenSky
partnership
Credit card
Advanced analytics
capabilities
Wholesale
payments
Industry-focused
commerce solutions
Capital markets
FRM ‘2020’; Advisory
Insurance
P&C, employee benefits
Commercial
relationships
Middle market, industry
verticals, specialty
lending expansion
Wealth advisory
Expanding distribution
(M&A, digital) &
retirement offerings
Strategic expense programs
Real Estate: Branch network optimization, corporate facilities
IT & Ops: Intelligent automation, workforce management, network infrastructure & sourcing optimization
Credit: End-to-end credit process redesign
Consumer
households
Omni-channel
capabilities
Continuous focus on core operating leverage and prior years’ initiatives
Mortgage
LOS replacement &
channel expansion
Exiting assets that do not meet our risk-return profile
…..and part of our NorthStar
initiatives

© Fifth Third Bancorp | All Rights Reserved
Building momentum: consumer cards
•
Our portfolio is larger compared to bank peers, but with room to grow from a small base
•
Balance growth has lagged peers in recent years
–
Significant opportunity for growth
•
Early results for new card offerings launched in October 2016 are positive
–
Additional products will be launched in next 12 months
•
We are coupling improved value propositions with investments in advanced analytics
New product propositions driving
increased activity levels
1
SNL Financial; company filings
Legacy product 1
Legacy product 2
TRIO
Average monthly spend compared to legacy
products
Opportunity exists as recent balance
growth has lagged peers
-8%
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
2013
2014
2015
2016
FITB
Peer Median
Year-over-year
credit
card
growth
Growth excluding
agent bankcard sale
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
CMA
MTB
HBAN
STI
CFG
BBT
RF
KEY
ZION
FITB
PNC
USB
Card balances exceed most of our
peers
Credit card balances as a percentage of total
consumer
loans
1
1

FIFTH THIRD BANCORP

TRANSACTIS

CPS

avidxchange

GreenSky

© Fifth Third Bancorp | All Rights Reserved
Building momentum: commercial payments
•
Industry-focused solutions are a key part of our commercial payments strategy
–
Advance us beyond core payment processing to solving client business challenges
–
Generate new revenue streams and enhances volumes & retention from existing relationships
•
Partnerships
and
investments
with
fintech
companies accelerate
our
path
to
market
•
QED Investors partnership creates pipeline to future opportunities
Billing &
delivery
Payment
collection
Customer
loyalty
Sales
Ordering
Payment
disbursement
Invoice
reconciliation
Order
processing
Order
placement
Supplier
management
Commercial
payments value
flows
Order to cash
Procure to pay
Award-winning digital invoice
and payment collection
solution for healthcare,
media, telecomm, and utilities
Award-winning accounts payable and
payments automation for B2B sectors
POS consumer financing
solution for home
improvement, healthcare, and
large-ticket retail
Automated store cash
handling for retail, QSR,
grocery, and entertain

10 © Fifth Third Bancorp | All Rights Reserved In summary The payments business is an important component of NorthStar Fintech is in our DNA We have positive momentum

11 © Fifth Third Bancorp | All Rights Reserved Appendix

© Fifth Third Bancorp | All Rights Reserved
•
Adjusted
NII
of
$925
million,
up
$12
million
sequentially;
adjusted
NIM
of
2.91%,
up
3
bps
sequentially
Reported NII decreased $4 million vs. 3Q16; NIM
(FTE)
decreased
2
bps
to
2.86%
vs.
3Q16
•
Adjusted
noninterest
income
up
2%
vs.
3Q16
Reported noninterest income down 26% vs. 3Q16
primarily driven by Vantiv-related items
•
Tightly-managed
operating
expenses;
adjusted
noninterest expenses down 2% vs. 3Q16
Reported noninterest expenses down 1% vs. 3Q16
•
Improving charge-offs and criticized assets;
commercial full year NCO ratio at 15 year low
•
Executing on North Star initiatives
•
Overall solid credit quality in-line with expectations
Fourth quarter 2016
Diluted EPS
$0.49
Included $0.01 net positive
impact
for
certain
items
Net income
$395 million
Fourth quarter 2016
highlights
1
Non-GAAP
measure:
See
Reg
G
reconciliation
on
pages
19
and
20
of
this
presentation
and
use
of
non-GAAP
measures
on
page
32
of
the
4Q16
earnings
release
2
See page 113
of the presentation for impact of certain items
Full year 2016
Diluted EPS
$1.93
Net Income
$1.6 billion
2
1
1
1
1
1

© Fifth Third Bancorp | All Rights Reserved
4Q16 in review
Pre-tax items included in 4Q16 results
had a net positive $0.01 EPS impact:
–
A $16 million pre-tax (~$10 million
after-tax
2
)
reduction
to
net
interest
income for refunds offered to
certain card customers
–
A $9 million pre-tax (~$6 million
after-tax
2
)
gain
from
the
net
exercise
of the Vantiv warrant
–
A $6 million pre-tax (~$4 million
after-tax
2
)
benefit
related
to
the
valuation of the Visa total return
swap
–
A $6 million tax benefit from the
early adoption of an accounting
standard
Credit trends
–
NCO ratio of 31 bps; down 14
bps
vs. 3Q16
–
Portfolio NPA ratio of 80 bps; up 5
bps vs. 3Q16
1
Non-GAAP
measure:
See
Reg
G
reconciliation
on
pages
19
and
20
of
this
presentation
and
use
of
non-GAAP
measures
on
page
32
of
the
4Q16
earnings
release
2
Assumes a 35% tax rate
($ millions)
4Q16
Seq.
YOY
Average Balances
Loans & leases
(ex. HFS)
$92,964
(1%)
(1%)
Core deposits
$100,949
2%
1%
Income
Statement
Data
Net interest income
$903
-
-
Taxable equivalent adjustment
6
-
20%
Net
interest
income
(taxable
equivalent)
909
-
1%
Provision for loan and lease losses
54
(33%)
(41%)
Noninterest income
620
(26%)
(44%)
Noninterest expense
960
(1%)
-
Net income attributable to Bancorp
$395
(23%)
(40%)
Net income available to common
shareholders
$372
(26%)
(41%)
Financial Ratios
Earnings per share, diluted
0.49
(25%)
(38%)
Net
interest
margin
(FTE)
2.86%
(2bps)
1bp
Efficiency
ratio
(FTE)
62.8%
730bps
1480bps
Return on average assets
1.11%
(33bps)
(72bps)
Return on average common equity
9.7%
(310bps)
(750bps)
Return
on
average
tangible
common
equity
11.6%
(360bps)
(900bps)
Tangible
book
value
per
share
$16.60
(4%)
8%
2
1
1
1
1

© Fifth Third Bancorp | All Rights Reserved
PPNR
and
efficiency
ratio
trends
1
Non-GAAP
measures:
See
Reg
G
reconciliation
on
pages
19
and
20
of
this
presentation
and
use
of
non-GAAP
measures
on
page
32
of
the
4Q16
earnings
release
2
Prior quarters include similar adjustments
•
Adjusted PPNR up 7% vs. 3Q16 driven by:
-
Improvements in NII, noninterest income and
noninterest expense resulted in ~200 bps decline in
adjusted efficiency ratio
•
Adjusted PPNR up 1% YoY
–
Improvement in NII and flat expenses, partially offset
by lower noninterest income resulted in ~20 bps
decline in adjusted efficiency ratio
$576
$516
$539
$543
$582
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
4Q15
1Q16
2Q16
3Q16
4Q16
PPNR trend
($ millions)
48.0%
63.8%
65.3%
55.5%
62.8%
62.2%
65.3%
64.3%
64.0%
62.0%
4Q15
1Q16
2Q16
3Q16
4Q16
Efficiency ratio
Efficiency Ratio
Adjusted Efficiency Ratio
($ in millions)
4Q15
1Q16
2Q16
3Q16
4Q16
Net interest income (FTE)
$904
$909
$908
$913
$909
Add: Noninterest income
1,104
637
599
840
620
Less: Noninterest expense
963
986
983
973
960
Pre-provision net revenue
$1,045
$560
$524
$780
$569
In net interest income:
Bankcard refunds
-
-
-
-
16
In noninterest income:
Gain on sale of Vantiv shares
(331)
-
-
-
-
Gain on Vantiv warrant actions
(89)
-
-
-
(9)
Vantiv
TRA settlement payment
(49)
-
-
-
-
Gain from termination and settlement of Vantiv TRA
-
-
-
(280)
-
Gain on sale from the sale of a non-branch facility
-
-
-
(11)
-
Branch and land valuation adjustments
-
-
-
28
-
Valuation of 2009 Visa total return swap
10
(1)
50
12
(6)
Transfer of nonconforming investments under Volcker to HFS
-
-
-
9
-
Vantiv warrant valuation
(21)
(47)
(19)
2
-
Gain on sale of certain branches
-
(8)
(11)
-
-
Gain on sale of the agented bankcard loan portfolio
-
-
(11)
-
-
Securities (gains) / losses
(1)
(3)
(6)
(4)
3
In noninterest expense:
Contribution to Fifth Third Foundation
10
-
-
3
5
Severance expense
2
15
3
4
4
Retirement eligibility changes
-
-
9
-
-
Adjusted PPNR
$576
$516
$539
$543
$582
PPNR reconciliation
2
Adjusted PPNR
Reported PPNR
1
:
Adjustments to remove (benefit) / detriment

© Fifth Third Bancorp | All Rights Reserved
Strong liquidity profile
Heavily core funded as of 12/31/2016
1
Available and contingent borrowing capacity (4Q16):
–
FHLB ~$10.8B available, ~$14.7B total
–
Federal Reserve ~$31.5B
Holding Company:
Modified LCR of 128%
Holding Company cash at 12/31/16: $2.4B
Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~24 months (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions
$500MM maturity in 1Q17
Bank Entity:
$250MM of debt matured in 4Q16
The Bank did not issue any additional debt in 4Q16
2017 Funding Plans:
The $650MM debt maturity at the Bank will take place in 2Q17
Fifth Third would not be required to replace 2017 debt maturities to maintain our current senior debt ratings under the Moody’s LGF methodology
Any additional debt issuance in 2017 would result from general balance sheet management and prudent liquidity risk management
$500
$500
$500
$1,100
$2,312
2017
2018
2019
2020
2021
2022 on
Fifth Third Bancorp
First Charter Capital Trust
Holding company unsecured debt maturities
($ millions)
$650
$1,850
$2,600
$2,100
$750
2017
2018
2019
2020
2021
2022 on
Bank unsecured debt maturities
($
millions –
excl. Retail Brokered & Institutional CDs)
Demand
25%
Interest
checking
19%
Savings/
MMDA
24%
L-T debt
10%
Equity
11%
S-T
borrowings
3%
Consumer
time
3%
Foreign
Office
0%
Non-Core
Deposits
2%
Other
liabilities
3%
S-T
wholesale
5%

Fifth Third Bancorp

$127.1B: $68.6B Fixed, $58.5B Floating

© Fifth Third Bancorp | All Rights Reserved
Balance sheet positioning
Commercial
Loans
1,2
Investment
Portfolio
Consumer
Loans
Data as of 12/31/16
1
Includes HFS Loans & Leases
2
Fifth Third had $4.48B 1ML receive-fix swaps outstanding against C&I loans, which are being included in fixed
3
Fifth
Third
had
$3.46B
3ML
receive-fix
swaps
outstanding
against
long-term
debt,
which
are
being
included
in
floating,
long-term
debt
with
swaps
outstanding
reflected
at
fair
value
•
Fixed: $14.0B
1, 2
•
Float: $42.5B
1, 2
•
1ML based: 62%
(of total commercial)
•
3ML based: 8%  (of total commercial)
•
Prime based: 4% (of total commercial)
•
Weighted avg. life: 1.65 years
•
50% allocation to bullet/locked-out
cash flow securities
•
Investment portfolio yield: 3.17%
•
Duration: 4.9 years
•
Net unrealized pre-tax gain: $159MM
•
99% AFS
•
Fixed: $25.1B
1
•
Float: $11.3B
1
•
12ML based: 3%  (of total consumer)
•
Prime based: 24% (of total consumer)
•
Weighted avg. life: 3.76 years
•
Auto weighted avg. life: 1.39 years
Long-term
Debt
Key Characteristics
Balance Sheet Mix
Fixed vs. Floating
Level 1
100% Fix  /  0% Float
Level 2A
100% Fix  /  0% Float
Non-HQLA
/Other
78% Fix  /  28% Float
C&I
20% Fix  /  80% Float
Commercial
Mortgage
24% Fix  /  76% Float
2% Fix  /  98% Float
Commercial
Construction
100% Fix  /  0% Float
Commercial
Lease
Resi Mtg &
Construction
88% Fix  /  12% Float
Auto
99% Fix  /  1% Float
8% Fix  /  92% Float
Home Equity
30% Fix  /  70% Float
Credit Card
100% Fix  /  0% Float
Other
•
Fixed: $10.3B
3
•
Float: $4.0B
3
•
1ML based: <1% (of total long term debt)
•
3ML based: 28%  (of total long term debt)
•
Weighted avg. life: 4.38 years
Senior Debt
76% Fix  /  24% Float
Sub Debt
55% Fix  /  45% Float
97% Fix  /  3% Float
Auto Securiz.
Proceeds
0% Fix  /  100% Float
TRUPS
100% Fix  /  0% Float
Other
21%
28%
2%
6%
43%
64%
27%
8%
1%
<1%
34%
46%
20%
74%
12%
7%
7%
1
3

© Fifth Third Bancorp | All Rights Reserved
Interest rate risk management
Data as of 12/31/16
1
Actual
results
may
vary
from
these
simulated
results
due
to
differences
between
forecasted
and
actual
balance
sheet
composition,
timing,
magnitude,
and
frequency
of
interest
rate
changes, as well as other changes in market conditions and management strategies.
2
Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve
•
NII benefits from asset rate reset in a rising rate environment
–
58% of total loans are floating rate considering impacts of interest rate swaps (75% of total commercial and
31% of total consumer)
–
Investment portfolio duration of 4.9 years
–
Short-term borrowings represent approximately 18% of total wholesale funding, or 3% of total funding
–
Approximately $12 billion in non-core funding matures beyond one year
•
Interest rate sensitivity tables are based on conservative deposit assumptions
–
70% beta on all interest-bearing deposit and sweep balances (~50% betas experienced in 2004 –
2006 Fed
tightening cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5 billion (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta
Change in Interest Rates (bps)
+200 Shock
Change in Interest Rates (bps)
+100 Shock
+200 Ramp over 12 months
1.88%
6.78%
(4.00%)
+25 Shock
+100 Ramp over 12 months
1.13%
4.32%
-
-75 Shock
-75 Ramp over 6 months
(5.77%)
(10.62%)
-
Betas 25% Higher
Betas 25% Lower
Change in Interest Rates (bps)
12
Months
13-24
Months
12
Months
Change in Interest Rates (bps)
12
Months
13-24
Months
12
Months
13-24
Months
+200 Ramp over 12 months
1.61%
6.24%
2.15%
+200 Ramp over 12 months
(1.56%)
(0.10%)
5.32%
13.66%
+100 Ramp over 12 months
1.00%
4.05%
1.27%
+100 Ramp over 12 months
(0.59%)
0.88%
2.85%
7.76%
7.31%
4.58%
-
Estimated NII Sensitivity with Demand Deposit Balance Changes
% Change in NII (FTE)
(12.00%)
% Change in NII (FTE)
$1B Balance Decrease
$1B Balance Increase
13-24
Months
(4.96%)
-
-
-
Estimated NII Sensivity with Deposit Beta Changes
(2.00%)
(6.00%)
(0.36%)
-
(0.14%)
12
Months
13-24
Months
12
Months
13-24
Months
Estimated NII Sensitivity Profile and ALCO Policy Limits
Estimated EVE Sensitivity Profile and ALCO Policy Limits
% Change in
NII (FTE)
ALCO Policy Limits
Change in EVE
ALCO Policy Limit

FIFTH THIRD BANCORP

C&I ($ in millions)	4Q15	1Q16	2Q16	3Q16	4Q16
EOP Balance*	$42,131	$43,433	$43,558	$42,727	$41,676
Avg Balance*	$43,154	$43,089	$43,876	$43,116	$42,548
90+ days delinquent	$7	$3	$2	$7	$4
as % of loans	0.02%	0.01%	NM	0.02%	0.01%
NPAs*	$272	$473	$477	$419	$488
as % of loans	0.65%	1.09%	1.10%	0.98%	1.17%
Net charge-offs	$30	$46	$39	$61	$25
as % of loans	0.28%	0.43%	0.36%	0.56%	0.24%

Residential mortgage ($ in millions)	4Q15	1Q16	2Q16	3Q16	4Q16
EOP Balance*	$13,716	$13,895	$14,307	$14,643	$15,051
Avg Balance*	$13,504	$13,788	$14,046	$14,455	$14,854
90+ days delinquent	$40	$44	$38	$43	$49
as % of loans	0.29%	0.32%	0.27%	0.29%	0.33%
NPAs*	$86	$77	$69	$58	$53
as % of loans	0.63%	0.55%	0.48%	0.40%	0.35%
Net charge-offs	$3	$2	$2	$2	$2
as % of loans	0.08%	0.07%	0.06%	0.07%	0.06%

Commercial mortgage ($ in millions)	4Q15	1Q16	2Q16	3Q16	4Q16
EOP Balance*	$6,957	$6,864	$6,875	$6,856	$6,899
Avg Balance*	$7,032	$6,886	$6,831	$6,888	$6,957
NPAs*	$138	$126	$114	$86	$72
as % of loans	1.98%	1.84%	1.66%	1.25%	1.04%
Net charge-offs	$3	$6	$6	$2	$2
as % of loans	0.19%	0.35%	0.38%	0.08%	0.11%

Home equity ($ in millions)	4Q15	1Q16	2Q16	3Q16	4Q16
EOP Balance*	$8,301	$8,112	$7,988	$7,864	$7,695
Avg Balance*	$8,360	$8,217	$8,054	$7,918	$7,779
90+ days delinquent	-	-	-	-	-
as % of loans	NM	NM	NM	NM	NM
Net charge-offs	$9	$8	$6	$7	$6
as % of loans	0.39%	0.36%	0.30%	0.32%	0.35%

Commercial construction ($ in millions)	4Q15	1Q16	2Q16	3Q16	4Q16
EOP Balance*	$3,214	$3,428	$3,706	$3,905	$3,903
Avg Balance*	$3,141	$3,297	$3,551	$3,848	$3,890
NPAs*	$8	$8	$7	$5	-
as % of loans	0.25%	0.23%	0.19%	0.13%	0.00%
Net charge-offs	-	-	-	-	-
as % of loans	0.00%	(0.06%)	0.00%	0.00%	0.00%

Automobile ($ in millions)	4Q15	1Q16	2Q16	3Q16	4Q16
EOP Balance*	$11,493	$11,128	$10,671	$10,349	$9,983
Avg Balance*	$11,670	$11,283	$10,887	$10,508	$10,162
90+ days delinquent	$10	$8	$7	$8	$9
as % of loans	0.09%	0.07%	0.07%	0.08%	0.09%
Net charge-offs	$9	$9	$8	$9	$11
as % of loans	0.31%	0.32%	0.26%	0.35%	0.40%

18 © Fifth Third Bancorp | All Rights Reserved Credit trends Residential Mortgage Commercial & Industrial Home Equity & Automobile Commercial Real Estate * Excludes loans held-for-sale

© Fifth Third Bancorp | All Rights Reserved
Regulation G non-GAAP reconciliation
See page 32 of the 4Q16 earnings release for a discussion on the use of non-GAAP financial measures
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
December
September
June
March
December
2016
2016
2016
2016
2015
Net interest income (U.S. GAAP)
$903
$907
$902
$903
$899
Add:
Noninterest income
620

840

599

637

1,104

Less:
Noninterest expense
(960)

(973)

(983)

(986)

(963)

Pre-provision net revenue
$563
$774
$518
$554
$1,040
Net income available to common shareholders (U.S. GAAP)
$372
$501
$305
$311
$634
Add:
Intangible amortization, net of tax
-

-

-

-

-

Tangible net income available to common shareholders
$372
$501
$305
$311
$634
Tangible net income available to common shareholders (annualized) (a)
$1,480
$1,993
$1,227
$1,251
$2,515
Average Bancorp shareholders' equity (U.S. GAAP)
$16,545
$16,883
$16,584
$16,376
$15,982
Less:
Average preferred stock
(1,331)

(1,331)

(1,331)

(1,331)

(1,331)

Average goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Average intangible assets and other servicing rights
(10)

(10)

(11)

(12)

(13)

Average tangible common equity (b)
$12,788
$13,126
$12,826
$12,617
$12,222
Total Bancorp shareholders' equity (U.S. GAAP)
$16,205
$16,776
$16,726
$16,323
$15,839
Less:
Preferred stock
(1,331)

(1,331)

(1,331)

(1,331)

(1,331)

Goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Intangible assets and other servicing rights
(10)

(10)

(11)

(12)

(13)

Tangible common equity, including unrealized gains / losses (c)
$12,448
$13,019
$12,968
$12,564
$12,079
Less: Accumulated other comprehensive income
(59)

(755)

(889)

(684)

(197)

Tangible common equity, excluding unrealized gains / losses (d)
$12,389
$12,264
$12,079
$11,880
$11,882
Total assets (U.S. GAAP)
$142,177
$143,279
$143,625
$142,430
$141,048
Less:
Goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Intangible assets and other servicing rights
(10)

(10)

(11)

(12)

(13)

Tangible assets, including unrealized gains / losses (e)
$139,751
$140,853
$141,198
$140,002
$138,619
Less: Accumulated other comprehensive income / loss, before tax
(91)

(1,162)

(1,368)

(1,052)

(303)

Tangible assets, excluding unrealized gains / losses (f)
$139,660
$139,691
$139,830
$138,950
$138,316
Common shares outstanding (g)
750

756

766

770

785

Ratios:
Return on average tangible common equity (a) / (b)
11.6%
15.2%
9.6%
9.9%
20.6%
Tangible common equity (excluding unrealized gains/losses) (d) / (f)
8.87%
8.78%
8.64%
8.55%
8.59%
Tangible common equity (including unrealized gains/losses) (c) / (e)
8.91%
9.24%
9.18%
8.97%
8.71%
Tangible book value per share (c) / (g)
$16.60
$17.22
$16.93
$16.32
$15.39
For the Three Months Ended

© Fifth Third Bancorp | All Rights Reserved
Regulation G non-GAAP reconciliation
See page 32 of the 4Q16 earnings release for a discussion on the use of non-GAAP financial measures
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
December
September
June
March
December
2016
2016
2016
2016
2015
Net interest income (U.S. GAAP)
$903
$907
$902
$903
$899
Add: FTE adjustment
6

6

6

6

5

Net interest income on an FTE basis (c)
$909
$913
$908
$909
$904
Net interest income on an FTE basis (annualized) (d)
$3,616
$3,632
$3,652
$3,656
$3,587
Net interest income on an FTE basis excluding certain items
Net interest income on an FTE basis
$909
$913
$908
$909
$904
Add: Bankcard refunds
16

-

-

-

-

Adjusted net interest income on an FTE basis (e)
$925
$913
$908
$909
$904
Adjusted net interest income on an FTE basis (annualized) (f)
$3,680
$3,632
$3,652
$3,656
$3,587
Noninterest income excluding certain items
Noninterest income (U.S. GAAP) (g)
$620
$840
$599
$637
$1,104
Gain on sale of Vantiv shares
-

-

-

-

(331)

Gain on Vantiv warrant actions
(9)

-

-

-

(89)

Vantiv TRA-related transactions
-

(280)

-

-

(49)

Gain from the sale of a non-branch facility
-

(11)

-

-

-

Branch / land impairment charge
-

28

-

-

-

Valuation of 2009 Visa total return swap
(6)

12

50

(1)

10

Transfer of certain nonconforming investments under Volcker to held-for-sale
-

9

-

-

-

Vantiv warrant valuation
-
2

(19)

(47)

(21)

Gain on sale of certain branches
-

-

(11)

(8)

-

Gain on sale of the non-strategic agented bankcard loan portfolio
-

-

(11)

-

-

Gain from sales of troubled debt restructurings
-

-

-

-

-

Impairment associated with aircraft leases
-

-

-

-

-

Securities (gains) / losses
3

(4)

(6)

(3)

(1)

Adjusted noninterest income (h)
$608
$596
$602
$578
$623
Mortgage banking net revenue
65

66

75

78

74

Adjusted noninterest income, excluding mortgage banking net revenue
$543
$530
$527
$500
$549
Noninterest expense excluding certain items
Noninterest expense (U.S. GAAP) (i)
$960
$973
$983
$986
$963
Contribution for Fifth Third Foundation
(5)

(3)

-

-

(10)

Severance expense
(4)

(4)

(3)

(15)

(2)

Retirement eligibility changes
-

-

(9)

-

-

Executive retirements
-

-

-

-

-

Adjusted noninterest expense (j)
$951
$966
$971
$971
$951
Average interest-earning assets (k)
$126,548
$126,092
$126,847
$125,651
$125,843
Net interest margin (d) / (k)
2.86%
2.88%
2.88%
2.91%
2.85%
Adjusted net interest margin (f) / (k)
2.91%
2.88%
2.88%
2.91%
2.85%
Efficiency ratio (i) / [(c) + (g)]
62.8%
55.5%
65.3%
63.8%
48.0%
Adjusted efficiency ratio (j) / [(e) + (h)]
62.0%
64.0%
64.3%
65.3%
62.2%
PPNR (FTE) (c) + (g) - (i)
$569
$780
$524
$560
$1,045
Adjusted PPNR (e) + (h)  - (j)
$582
$543
$539
$516
$576
For the Three Months Ended